EXHIBIT 10(k)


                             GUARDIAN INTERNATIONAL


March 11, 1997


Mr. Doug Barnard
Heller Financial, Inc.
500 West Monroe Street
Chicago, Illinois 60661

Dear Doug:

We have determined during the course of our year-end audit that currently we do not comply with certain of the covenants in our Loan and Security Agreement as follows:

1. Section 5.1(A)(2) - the Company has not provided a calculation of collections from contracts pledged to Lender and the application of funds as required by Section 2.4, all certified true and correct by the President or Chief Financial Officer of borrower, subject to normal recurring adjustment in accordance with GAAP.
2. Section 5.1(B) - the Company did not submit to lender quarterly financials, nor have any such quarterly financials been reviewed by independent certified public accountants selected by Borrower. The Company has, however, submitted monthly financial statements during each month of fiscal 1996, as well as audited financial statements for the eight months ended August 31, 1996 and Form 10-Q for the nine months ended September 30, 1996.
3.   Section 5.1(D) - the Company did not submit to Lender Compliance
     Certificates.
4. Section 5.1(H) - the Company did not submit to Lender a management report. The Company has, however, kept Heller informed of all material business transactions occurring during the year.
5. Section 5.1(F) - the Company did not submit to Lender Projections for the forthcoming Fiscal Year. However, we intend to submit Projections in connection with the new credit facility currently being negotiated.

Mr. Doug Barnard
March 11, 1997
Page 2


We respectfully request that you waive the compliance requirements for the above stated Sections by signing the acknowledgment below and returning it to me.

Sincerely,



Robert K. Norris
Chief Financial Officer

                                           Signature: /s/ DOUGLAS BARNARD
                                                     -----------------------
                                                     Douglas Barnard

                                                     Heller Financial, Inc.

                                           Title: Portfolio Manager
                                                 ---------------------------

                                           Date:  March 21, 1997
                                                 ---------------------------